UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware	1-32268 333-202666-01	11-3715772 20-1453863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The Board of Trustees (the “Board”) of Kite Realty Group Trust (the “Company”) approved, and the Company, as general partner of Kite Realty Group, L.P. (the “Operating Partnership”), entered into, Amendment No. 5 to the Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P. (the “Operating Partnership Agreement”), dated as of March 24, 2019 (“Amendment No. 5”).  Amendment No. 5 supersedes and amends and restates in its entirety Amendment No. 4 to the Operating Partnership Agreement, dated as of February 28, 2019 (“Amendment No. 4”).

Pursuant to Amendment No. 4 and Amendment No. 5, the Operating Partnership is authorized to issue additional partnership units in the form of appreciation-only LTIP Units (“AO LTIP Units”).  AO LTIP Units are a special class of limited partnership units in the Operating Partnership that are intended to qualify as “profits interests” for U.S. federal income tax purposes that, subject to certain conditions, including vesting, may be convertible into vested LTIP Units (as defined in the Operating Partnership Agreement) of the Operating Partnership.

Amendment No. 5 contains all of the same provisions that were included in Amendment No. 4, except for the following changes provided by Amendment No. 5: (i) holders of the AO LTIP Units shall not be entitled to receive any current distributions from the Operating Partnership from the grant date to the date such AO LTIP Units have vested and been converted into vested LTIP Units (the “Distribution Participation Date”), (ii) holders of the AO LTIP Units shall not be entitled to receive any accrued distributions from the Operating Partnership relating to the period between the grant date and the Distribution Participation Date, and (iii) for any taxable year or portion of taxable year occurring after the grant date and prior to the Distribution Participation Date (or until an earlier forfeiture of the AO LTIP Units), each AO LTIP Unit shall be allocated 5% (or such other percentage specified in the relevant award agreement or documentation) of the net income and net loss allocated per Class A Unit (as defined in the Operating Partnership Agreement) for the same period.  The Company, as general partner, is authorized in its discretion to delay or accelerate the participation of the AO LTIP Units in allocations of net income or net losses or to adjust the allocations made to effectuate the purposes of the economic arrangement contemplated by the parties and to ensure that the AO LTIP Units will be respected as “profits interests” for U.S. federal income tax purposes.

For more information on the AO LTIP Units, please see the Company’s Current Report on Form 8-K filed on March 5, 2019 (the “March 5 Form 8-K”), which is incorporated herein by reference.  The foregoing summary of the terms and conditions of Amendment No. 5 is further qualified in its entirety by reference to the full text of Amendment No. 5 to Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P., which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information under Item 1.01 of this Current Report is incorporated into this Item 5.02.

As disclosed in the March 5 Form 8-K, on February 28, 2019, the Compensation Committee of the Board (the “Compensation Committee”) approved awards of AO LTIP Units (the “February 2019 Awards”) to the Company’s executive officers under an amendment and restatement of the Company’s 2013 Equity Incentive Plan as part of the 2019 annual long-term incentive compensation program for the Company’s executive officers.  The Compensation Committee approved a target dollar value for each executive officer.  The specific number of February 2019 Awards granted to each executive officer was then determined by dividing the target dollar value for such executive by the grant date fair value per AO LTIP Unit, as calculated for accounting purposes.  The aggregate target dollar value for the February 2019 Awards was $3,708,000.

The changes to the terms of the AO LTIP Units as set forth in Amendment No. 5 required a revaluation of the fair value of each AO LTIP Unit.  The elimination of the distribution rights as described in Item 1.01 above reduced the fair value of each AO LTIP Unit, and as a result without further action by the Compensation Committee, the target dollar value for each executive for these awards would have been decreased below what the Compensation Committee intended.  As a result, the Compensation Committee took action on March 22, 2019 to replace the February 2019 Awards with new awards in order to provide the same target dollar value as the February 2019 Awards, after giving effect to Amendment No. 5.  Subject to and in consideration of each executive officer’s consent to forfeiture of his February 2019 Awards, the Compensation Committee terminated the February 2019 Awards and made new grants to each executive officer of the number of AO LTIP Units determined by the same target dollar value that was established in February, as set forth below, divided by the new grant date fair value per AO LTIP Unit for accounting purposes (the “March 2019 Awards”).  The grant date fair value per AO LTIP Unit was $1.61.

Executive	Target Dollar Value	Number of AO LTIP Units (#)	Participation Threshold per AO LTIP Unit
John A. Kite	$2,400,000	1,490,683	$15.79
Thomas A. McGowan	$600,000	372,671	$15.79
Heath R. Fear	$408,000	253,416	$15.79
Scott E. Murray	$300,000	186,335	$15.79

Each executive officer consented to the immediate forfeiture of the February 2019 Awards, effective as of the grant date of the March 2019 Awards.  With respect to each March 2019 Award, the Company entered into an Appreciation Only LTIP Unit Agreement (an “award agreement”) with each executive officer in substantially the form attached as Exhibit 10.2 to the Company’s Current Report on the March 5 Form 8-K, which is incorporated herein by reference.  Under the award agreements, the AO LTIP Units have a six-year term from the grant date.  The participation threshold per AO LTIP Unit reflects the closing price per common share of the Company as of March 21, 2019, the trading day next preceding the date the Compensation Committee took action.

The March 2019 Awards are subject to terms of vesting, conversion, distribution and other terms described in Item 1.01 of this Current Report and the March 5 Form 8-K, which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 5 to the Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 5 to the Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: March 26, 2019	By:	/s/ Scott E. Murray
Scott E. Murray
Executive Vice President, General Counsel and Corporate Secretary

KITE REALTY GROUP, L.P.

By: Kite Realty Group Trust, its sole general partner

Date: March 26, 2019	By:	/s/ Scott E. Murray
Scott E. Murray
Executive Vice President, General Counsel and Corporate Secretary